[GRAPHIC OMITTED]
                                PICTURE OF FLAGS
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

                                     * * * *

                      MORNINGSTAR RATED(TM) GABELLI GLOBAL
                   TELECOMMUNICATIONS FUND CLASS AAA SHARES 4
                       STARS OVERALL AND FOR THE THREE AND
                  FIVE-YEAR PERIOD ENDED 03/31/03 AMONG 25 AND
                17 SPECIALTY-COMMUNICATIONS FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      After strong absolute and relative performance in the fourth quarter of 2002, global telecommunications stocks held on to most of those gains in the first quarter of 2003. The Gabelli Global Telecommunications Fund (the "Fund") declined by 1.93% for the quarter, which compares favorably to declines of 4.96% and 4.98% for the Citigroup (formerly Salomon Smith Barney) Global Telecommunications Index and the Morgan Stanley Capital International All Country ("MSCI AC") World Free Index, respectively.

OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value ("PMV") and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and good management with a track record of growing value for their shareholders.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the
performance  figures  associated  with  its  three-,   five-  and  ten-year  (if
applicable) Morningstar Rating metrics. Performance is for Class AAA Shares. Other share classes may have different performance characteristics. (C)2003 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)
--------------------------------------------------------------------------------
                                              Quarter
                             --------------------------------------
                               1ST        2ND        3RD       4TH      YEAR
                               ---        ---        ---       ---      ----
 2003: Net Asset Value ....... $9.64       --         --        --        --
       Total Return .......... (1.9)%      --         --        --        --
--------------------------------------------------------------------------------
 2002: Net Asset Value .......$12.17      $9.50     $8.04     $9.83     $9.83
       Total Return ..........(12.8)%    (21.9)%   (15.4)%    22.3%    (29.6)%
--------------------------------------------------------------------------------
 2001: Net Asset Value .......$15.71     $16.26    $13.03    $13.96    $13.96
       Total Return ..........(10.9)%      3.5%    (19.9)%     7.3%    (20.7)%
--------------------------------------------------------------------------------
 2000: Net Asset Value .......$28.28     $25.41    $23.84    $17.63    $17.63
       Total Return ..........  4.9%     (10.2)%    (6.2)%   (14.2)%   (24.1)%
--------------------------------------------------------------------------------
 1999: Net Asset Value .......$19.18     $21.95    $22.88    $26.95    $26.95
       Total Return .......... 15.4%      14.4%      4.2%     31.0%     80.3%
--------------------------------------------------------------------------------
 1998: Net Asset Value .......$15.91     $16.22    $14.48    $16.62    $16.62
       Total Return .......... 19.4%       1.9%    (10.7)%    24.0%     34.8%
--------------------------------------------------------------------------------
 1997: Net Asset Value .......$11.29     $13.17    $14.22    $13.32    $13.32
       Total Return ..........  0.1%      16.7%      7.9%      4.6%     31.9%
--------------------------------------------------------------------------------
 1996: Net Asset Value .......$11.72     $12.16    $11.73    $11.28    $11.28
       Total Return ..........  5.4%       3.8%     (3.5)%     3.3%      9.0%
--------------------------------------------------------------------------------
 1995: Net Asset Value ....... $9.77     $10.29    $11.12    $11.12    $11.12
       Total Return ..........  0.4%       5.3%      8.1%      1.6%     16.2%
--------------------------------------------------------------------------------
 1994: Net Asset Value ....... $9.68      $9.62    $10.38     $9.73     $9.73
       Total Return .......... (5.1)%     (0.6)%     7.9%     (5.3)%    (3.7)%
--------------------------------------------------------------------------------
 1993: Net Asset Value .......  --         --        --      $10.20    $10.20
       Total Return ..........  --         --        --        3.0%(b)   3.0%(b)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                              AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
                              ------------------------------------------------
                                                         SINCE
                                           QUARTER    INCEPTION (B)  5 YEAR     3 YEAR     1 YEAR
                                           -------    -------------  ------     ------     ------
  Gabelli Global Telecommunications
    Fund Class AAA ........................ (1.93)%       5.61%      (3.31)%   (26.56)%   (20.79)%

  Citigroup Global Telecommunications
    Index ................................. (4.96)%       0.72%     (11.09)%   (36.11)%   (20.57)%
  MSCI AC World Free Index ................ (4.98)%       3.69%      (5.42)%   (18.03)%   (23.84)%
--------------------------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Citigroup Global Telecommunications Index and the MSCI AC World Free Index are unmanaged indicators of global stock market performance. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on November 1, 1993.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of March 31, 2003. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

                      HOLDINGS BY INDUSTRY SECTOR - 3/31/03
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

WIRELESS COMMUNICATIONS                            26.1%
LOCAL                                              26.1%
NATIONAL                                           25.1%
LONG DISTANCE                                       5.3%
ENTERTAINMENT                                       4.7%
CABLE                                               4.5%
SATELLITE                                           4.5%
OTHER                                               3.7%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/03
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

UNITED STATES                                      55.6%
EUROPE                                             22.1%
CANADA                                              9.6%
ASIA/PACIFIC                                        4.6%
LATIN AMERICA                                       4.1%
JAPAN                                               4.0%

COMMENTARY

HOLDING ON

      Although global telecommunications stocks failed to build strongly on their fourth quarter 2002 momentum, in general, they held on to their gains. This is an indication that fundamentals and investor sentiment continue to improve, albeit gradually. Although we can't build a strong bullish case for the short-term profit prospects for an industry still plagued by overcapacity, competitive pricing and excessive regulation, over the long term, there are reasons for optimism. Telecommunications is still a critical industry with relatively healthy demand growth that will continue to be augmented by new technology-driven services. Economic Darwinism (the survival of the fittest) is a long and painful process, but one the telecommunications industry has been undergoing for nearly three years. As weaker competitors continue to fall by the wayside, pricing pressure will ease and profit margins will improve.

      We are also encouraged by the fact that telecommunications stocks held up relatively well despite very little in the way of good news headlines. This may be an indication that most, if not all, of the bad news in this sector is already discounted in today's depressed stock prices.

WI FI BECOMES WIDER FI

      Wi Fi (short-range wireless networks providing broadband access from places such as airports, office buildings and cyber-cafes) was the new thing in 2002. Technological advances and the Federal Communications Commission's ("FCC's") promise to liberate a significant amount of under-utilized radio spectrum may make Wider Fi (a coverage area of several miles compared to Wi Fi's 300 feet) a reality in the years ahead. Given sufficient spectrum and continuing technological improvements, Wider Fi could eventually evolve into national wireless broadband systems. Recently, leading wireless companies including Verizon Wireless, AT&T Wireless and T-Mobile announced plans to use Wi Fi to augment their existing voice and data network coverage. They will no doubt be focusing on the potential of Wider Fi in the years ahead. This is a good example of how technology and a more enlightened FCC can help drive demand for new wireless communications services.

A REGULATORY SETBACK

      We would like to think that at some point, regulators, both here and abroad, will recognize that while competition is healthy, the ability of telecommunications companies to earn a reasonable rate of return is essential for the long-term health of this critical industry. For example, the Regional Bell Operating Companies' ("RBOCs") and leading independent local telecommunication company's profits have been eroded by cutthroat pricing competition resulting from regulations requiring them to provide below cost access to their networks to any company wishing to offer local telephone service in their operating areas. In essence, the RBOCs and independents have had to subsidize the very companies that are stealing their customers.

      It was widely anticipated that the Republican-controlled FCC would allow incumbent local phone companies to raise prices by reducing competitors' access to their networks. Instead, by a three to two margin (one Republican defector), the FCC backed away from the issue and further abrogated its leadership by giving state and local regulators a bigger role in determining the amount of and cost of access the incumbents must provide to their competitors. In our opinion, this is a step in the wrong direction and a very surprising decision from a Republican-controlled FCC, which had appeared committed to the reform of economically questionable telecommunications regulations.

      Going forward, we hope FCC Chairman Michael Powell, a vocal component of regulatory reform, can more effectively promote the elimination of regulations that are promoting unfair and uneconomic competition.

INVESTMENT SCORECARD

      In general, Latin American and Asian telecommunication companies outperformed their U.S. and European counterparts this quarter, with Telecom Argentina, Tele Centro Oeste and Philippine Long Distance all posting attractive gains. Wireless telecommunications companies, namely AT&T Wireless, Nextel Communications and Canada's Rogers Wireless, also contributed to returns.

      Due to the previously discussed regulatory setback, our investments in the Regional Bell Operating Companies (Verizon, BellSouth and SBC Communications) disappointed. Returns from larger European telcos were mixed, with Britain's Cable & Wireless and France Telecom performing well and Deutsche Telekom losing ground.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2003.

BCE INC. (BCE - $18.32 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer. On June 28, 2002, BCE announced its intention to repurchase the 20% interest outstanding in Bell Canada owned by SBC for $6.3 billion Canadian dollars.

CENTURYTEL INC. (CTL - $27.60 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 2.5 million access lines in the South and Midwest including recently closed acquisitions of 676,000 access lines from Verizon for $2.16 billion. Through acquisitions, CTL created clusters of rural telephone companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. In July 2001, the company received an unsolicited bid from ALLTEL Corp. (AT - $44.76 - NYSE) to acquire CenturyTel for $43 per share in cash and ALLTEL stock. CenturyTel management rejected ALLTEL's offer but later on signed an agreement to sell its wireless operations to ALLTEL for $1.6 billion in cash. The sale of wireless business to ALLTEL and acquisition of lines from Verizon has re-positioned CenturyTel as a premiere pure-play rural local exchange carrier with over 2.5 million access lines.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $38.82 - NASDAQ; CTCO B - $39.18
- NASDAQ) located in Dallas, PA, provides local, long distance and Internet services to over 337,000 incumbent and 125,000 competitive access lines in rural Pennsylvania. Prior to 1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $5.16 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, has recently monetized some of its Commonwealth Telephone stake by selling 9.6 million common shares through two public offerings. Level 3 now owns Class B shares equivalent to 4.7% of Commonwealth's equity but has 29% voting control of the company. In April 2003, Commonwealth announced an exchange of its super-voting B shares for its common shares at a ratio of 1.09 that will eliminate the super-voting share structure.

SBC COMMUNICATIONS INC. (SBC - $20.06 - NYSE) is the second largest incumbent local exchange carrier in the U.S. with over 60 million access lines. SBC merged its wireless operations with those of BellSouth (BLS - $21.67 - NYSE) forming Cingular Wireless, the second largest U.S. mobile wireless provider currently servicing about 22 million customers. SBC owns 60% of Cingular and has a strong presence around the globe with ownership interests in Telefonos de Mexico, as well as various minority investments in Denmark, Norway, Belgium, and other European countries.

SPRINT CORP. - FON GROUP (FON - $11.75 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's wireline operations. Sprint is the third largest long distance provider offering voice and data services to consumers and enterprise customers. Sprint is also the largest non-Bell local exchange carrier with over 8 million local access lines mostly in suburban and second tier markets.

TELECOM ITALIA MOBILE SPA (TIM.MI - $4.08 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with about 24 million Global Systems for Mobile Communications ("GSM") subscribers. The company also has an important presence in Latin America via controlling interests in a number of regional operators in Brazil. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two real competitors, Omnitel and Wind.

TELEFONICA SA (TEF - $28.05 - NYSE), the dominant telecommunications and ex-monopolist operator in Spain, continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish and Portuguese speaking world. Worldwide, it has more than 34 million mobile phone subscribers and operates about 45 million fixed lines. In Spain, it has 18 million mobile phone subscribers and about 21 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

TELUS CORP. (TU - $10.63 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO Darryn Entwhistle spearheaded the acquisition of Clearnet Communications. This transaction gives TELUS instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

UNITED STATES CELLULAR CORP. (USM - $23.61 - AMEX) is an 81%-owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 40 million people, including the recent PrimeCo acquisition, primarily in rural and suburban markets. The company currently serves about 3.9 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Group (AWE - $6.60 - NYSE), Verizon Communications (VZ - $35.35 -
NYSE), and Sprint PCS Group (PCS - $4.36 - NYSE). The company recently announced plans to upgrade its wireless infrastructure to be able to offer high-speed data services in the near future. USM recently acquired PrimeCo, a wireless operation with PCS properties in the Chicago area, for over $600 million, increasing its licensed footprint by 13.2 million people and adding 330,000 new customers. Having operations in Chicago should significantly improve USM's competitive position in its core mid-West cluster.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       MAY                  JUNE              JULY
                       ---                  ----              ----
      1st Tuesday      Howard Ward          Howard Ward       Howard Ward
      1st Wednesday    Henry Van der Eb     Susan Byrne       Caesar Bryan
      2nd Wednesday    Caesar Bryan         Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday    Elizabeth Lilly      Ivan Arteaga      Hartswell Woodson
      4th Wednesday    Barbara Marcin       Barbara Marcin    Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the first quarter of 2003, telecommunications stocks stalled. However, despite global stock markets unsettled by the war in Iraq and the sluggish economy, the telecom sector held on to its substantial fourth quarter 2002 gains. With the elimination of competition, fundamentals are gradually improving and current valuations appear to fully discount the industry's problems. The short-term outlook for telecommunications industry remains cloudy. Looking farther ahead, we think investors will respond to more favorable supply/demand dynamics and improving profitability.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABTX for Class AAA Shares. Please call us during the business day for further information.


                                   Sincerely,

                                   The Gabelli Global Portfolio Management Team

May 5, 2003

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS -- MARCH 31, 2003(A)
                      -------------------------------------------
                        CLASS AAA SHARES   CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
                        ----------------   --------------  --------------   --------------
  1 Year .................. (20.79)%         (20.81)%       (21.43)%          (21.45)%
                                             (25.35)%(c)    (25.74)%(d)       (22.31)%(d)
  5 Year ..................  (3.31)%          (3.31)%        (3.69)%           (3.71)%
                                              (4.45)%(c)     (3.93)%(d)        (3.71)%(d)
  Life of Fund (b) ........   5.61%            5.61%          5.39%             5.38%
                                               4.95%(c)       5.39%(d)          5.38%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) Performance is calculated from inception of Class AAA Shares on November 1, 1993.
(c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS -- 100.9%
             AEROSPACE -- 0.6%
     17,000  Lockheed Martin Corp. ............$    808,350
                                               ------------
             BROADCASTING -- 0.4%
     25,310  CanWest Global Communications
              Corp.+ ..........................     101,999
     35,434  CanWest Global Communications Corp.,
              Cl. A+ ..........................     149,354
      1,400  Claxson Interactive Group Inc.+ ..         322
      5,000  Fisher Communications Inc. .......     223,250
     45,000  Paxson Communications Corp.+ .....      98,100
      1,000  TiVo Inc.+ .......................       5,120
                                               ------------
                                                    578,145
                                               ------------
             BUSINESS SERVICES -- 1.6%
      9,000  Carlisle Holdings Ltd.+ ..........      26,910
     15,000  Cendant Corp.+ ...................     190,500
      4,000  Convergys Corp.+ .................      52,800
     16,000  Donnelley (R.H.) Corp.+ ..........     474,880
     37,000  IDT Corp.+ .......................     554,260
     35,000  IDT Corp., Cl. B+ ................     528,150
     70,000  Securicor plc ....................      94,879
     15,000  TPG NV, ADR ......................     225,150
                                               ------------
                                                  2,147,529
                                               ------------
             CABLE -- 4.5%
     80,000  Adelphia Communications Corp.,
              Cl. A+ ..........................      14,000
     11,500  Austar United Communications
              Ltd.+ ...........................       1,216
     57,000  Cablevision Systems Corp., Cl. A+    1,082,430
    100,000  Charter Communications Inc.,
              Cl. A+ ..........................      83,000
    113,000  Comcast Corp., Cl. A+ ............   3,230,670
     24,000  Comcast Corp., Cl. A, Special+ ...     659,760
     12,000  Cox Communications Inc., Cl. A+ ..     373,320
     15,000  Mediacom Communications Corp.+ ...     132,000
    130,000  UnitedGlobalCom Inc., Cl. A+ .....     396,500
                                               ------------
                                                  5,972,896
                                               ------------
             COMMUNICATIONS EQUIPMENT -- 2.6%
     12,000  Agere Systems Inc., Cl. B+ .......      18,000
    107,000  Allen Telecom Inc.+ ..............   1,043,250
      9,600  Champion Technology
              Holdings Ltd., ADR ..............       6,462
     20,000  Communications Systems Inc. ......     152,000
      1,200  Copper Mountain Networks Inc.+ ...       7,260
      3,200  Ericsson (L.M.) Telephone Co.,
              Cl. B, ADR+ .....................      20,352
     80,000  Furukawa Electric Co. Ltd. .......     166,638
    100,000  GN Store Nord A/S+ ...............     267,428
     13,000  JDS Uniphase Corp.+ ..............      37,050
      1,000  L-3 Communications Holdings Inc.+       40,170
     60,000  Lucent Technologies Inc.+ ........      88,200
     85,000  Motorola Inc. ....................     702,100
     28,000  Nokia Corp., ADR .................     392,280

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

     45,000  Nortel Networks Corp.+ ...........$     93,600
     22,000  Scientific-Atlanta Inc. ..........     302,280
        750  Siemens AG, ADR ..................      30,855
    300,000  Time Engineering Berhad+ .........      65,526
                                               ------------
                                                  3,433,451
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.1%
      2,000  America Online Latin America
              Inc., Cl. A+ ....................         820
      6,000  Covad Communications Group Inc.+ .       3,420
      3,230  EarthLink Inc.+ ..................      18,572
     20,000  Genuity Inc., Cl. A+ .............       1,100
      1,000  Geoworks Corp.+ ..................          11
        833  Korea Thrunet Co. Ltd., Cl. A + ..         200
     18,000  Net2Phone Inc.+ ..................      60,120
     12,000  T-Online International AG+ .......      85,507
      1,000  Via Net.Works Inc.+ ..............         740
                                               ------------
                                                    170,490
                                               ------------
             DIVERSIFIED INDUSTRIAL -- 0.3%
      8,030  Bouygues SA ......................     161,578
     50,000  Hutchison Whampoa Ltd. ...........     272,456
                                               ------------
                                                    434,034
                                               ------------
             ELECTRONICS -- 0.0%
      1,407  Vishay Intertechnology Inc.+ .....      14,323
                                               ------------
             ENERGY AND UTILITIES -- 1.1%
      3,000  E.ON AG ..........................     123,677
     34,000  SCANA Corp. ......................   1,017,280
      4,500  SJW Corp. ........................     344,250
                                               ------------
                                                  1,485,207
                                               ------------
             ENTERTAINMENT -- 4.7%
     15,000  AOL Time Warner Inc.+ ............     162,900
    350,000  Gemstar-TV Guide
              International Inc.+ .............   1,284,150
    484,200  Liberty Media Corp., Cl. A+ ......   4,711,266
     40,000  Metromedia International
              Group Inc.+ (d) .................         600
     10,000  Vivendi Universal SA, ADR ........     134,000
                                               ------------
                                                  6,292,916
                                               ------------
             EQUIPMENT AND SUPPLIES -- 0.1%
      1,000  Amphenol Corp., Cl. A+ ...........      40,750
     17,000  ThyssenKrupp AG ..................     136,531
                                               ------------
                                                    177,281
                                               ------------
             PUBLISHING -- 0.3%
      3,000  Media General Inc., Cl. A ........     147,720
      1,000  News Corp. Ltd., ADR .............      25,900
     21,280  Seat-Pagine Gialle SpA+ ..........      13,677
     18,000  Telegraaf Holdingsmij - CVA ......     267,127
                                               ------------
                                                    454,424
                                               ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS (CONTINUED)
             SATELLITE -- 3.7%
      1,500  Asia Satellite Telecommunications
              Holdings Ltd., ADR ..............$     19,200
      1,500  British Sky Broadcasting
              Group plc, ADR+ .................      59,325
     53,000  EchoStar Communications
              Corp., Cl. A+ ...................   1,530,640
    175,000  General Motors Corp., Cl. H+ .....   1,960,000
      1,000  Liberty Satellite & Technology
              Inc., Cl. A+ ....................       2,190
    250,000  Loral Space & Communications
              Ltd.+ ...........................      82,500
      1,000  Orbital Sciences Corp.+ ..........       5,170
     80,000  PanAmSat Corp.+ ..................   1,129,600
     10,000  Pegasus Communications Corp.+ ....     128,600
      8,000  PT Indosat Tbk, ADR ..............      70,400
                                               ------------
                                                  4,987,625
                                               ------------
             TELECOMMUNICATIONS: BROADBAND -- 1.4%
    395,000  Broadwing Inc.+ ..................   1,580,000
      3,000  Choice One Communications Inc.+ ..       1,020
      6,720  Colt Telecom Group plc, ADR+ .....      14,448
      2,000  Davel Communications Inc.+ .......          22
     17,000  Golden Telecom Inc.+ .............     253,300
      1,000  Metromedia Fiber Network Inc.,
              Cl. A+ ..........................          12
     20,000  NorthPoint Communications
              Group Inc.+ .....................          20
        521  NTL Europe Inc.+ .................          29
      8,000  PCCW Ltd.+ .......................       4,513
     30,000  United Pan-Europe Communications
              NV, Cl. A, ADR+ .................         900
                                               ------------
                                                  1,854,264
                                               ------------
             TELECOMMUNICATIONS: LOCAL -- 24.0%
     90,000  Aliant Inc. ......................   1,713,190
      3,000  Allegiance Telecom Inc.+ .........         900
     57,000  ALLTEL Corp. .....................   2,551,320
     15,200  Atlantic Tele-Network Inc. .......     259,160
     15,000  ATX Communications Inc.+ .........       6,675
     78,000  BellSouth Corp. ..................   1,690,260
     12,000  Brasil Telecom Participacoes
              SA, ADR .........................     335,400
        749  Brasil Telecom SA ................           3
    225,000  CenturyTel Inc. ..................   6,210,000
    290,000  Citizens Communications Co.+ .....   2,894,200
     97,600  Commonwealth Telephone
              Enterprises Inc.+ ...............   3,788,832
     43,000  Commonwealth Telephone
              Enterprises Inc.,
              Cl. B+ ..........................   1,684,740
     29,960  D&E  Communications  Inc. ........     347,836
     10,000  E.Spire Communications Inc.+ .....           6
    170,000  First Pacific Co. Ltd.+ ..........      17,219
     15,000  First Pacific Co. Ltd., ADR+ .....       7,596
     22,422  McLeodUSA Inc.+ ..................      12,332
      1,000  RCN Corp.+ .......................         720
    225,000  Rogers Communications Inc.,
              Cl. B, ADR+ .....................   2,398,500
    100,000  SBC Communications Inc. ..........   2,006,000

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

      5,500  Shenandoah Telecommunications
              Co. .............................$    149,985
     25,693  Tele Norte Leste Participacoes
              SA, ADR .........................     211,967
    200,000  Telecom Argentina Stet France
              Telecom SA, ADR+ ................     748,000
  1,000,000  TelecomAsia Corp.
              Public Co. Ltd.+ ................      97,936
     48,600  Telefonica de Argentina SA, ADR+ .     250,776
      6,000  Time Warner Telecom Inc., Cl. A+ .      19,440
    134,000  Verizon Communications Inc. ......   4,736,900
                                               ------------
                                                 32,139,893
                                               ------------
             TELECOMMUNICATIONS: LONG DISTANCE -- 5.3%
     58,000  AT&T Corp. .......................     939,600
     46,000  BT Group plc, ADR ................   1,170,240
      1,000  Call-Net Enterprises Inc.+ .......       1,223
     26,000  Embratel Participacoes SA, ADR+ ..      26,260
     80,000  General Communication Inc.,
              Cl. A+ ..........................     476,000
        400  KDDI Corp. .......................   1,180,638
    385,000  Qwest Communications
              International Inc.+ .............   1,343,650
    170,000  Sprint Corp. - FON Group .........   1,997,500
    190,680  WorldCom Inc. - MCI Group+ .......      25,742
                                               ------------
                                                  7,160,853
                                               ------------
             TELECOMMUNICATIONS: NATIONAL -- 24.1%
        500  Avaya Inc.+ ......................       1,020
    182,000  BCE Inc. .........................   3,334,240
     43,797  Brasil Telecom SA ................         142
 16,447,551  Cable & Wireless Jamaica Ltd. ....     332,478
     20,000  Cable & Wireless plc .............      21,813
    260,000  Cable & Wireless plc, ADR ........     860,600
     30,000  China Unicom Ltd., ADR+ ..........     165,900
     80,000  Compania de Telecomunicaciones de
              Chile SA, ADR ...................     753,600
    325,000  Deutsche Telekom AG, ADR .........   3,581,500
    180,000  Elisa Communications Oyj, Cl. A+ .   1,119,574
      8,000  France Telecom SA, ADR ...........     182,480
      4,707  Hellenic Telecommunications
              Organization SA .................      43,145
     30,000  Hellenic Telecommunications
              Organization SA, ADR ............     141,900
     16,000  Hungarian Telephone &
              Cable Corp.+ ....................     136,000
        155  Japan Telecom Holdings Co. Ltd. ..     419,590
     30,964  KPN NV, ADR+ .....................     201,266
     10,000  KT Corp., ADR ....................     171,700
        500  Magyar Tavkozlesi Rt, ADR ........       8,390
        237  Nippon Telegraph &
              Telephone Corp. .................     805,456
     19,500  Nippon Telegraph &
              Telephone Corp., ADR ............     331,110
      2,000  Pakistan Telecommunications
              Co. Ltd.,
              GDR (a) .........................      83,665
     75,000  Philippine Long Distance
              Telephone Co.,
              ADR+ ............................     432,750
     68,000  Portugal Telecom SGPS SA, ADR ....     463,760
     18,360  PT Telekomunikasi Indonesia, ADR .     149,450

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS(CONTINUED)
             TELECOMMUNICATIONS: NATIONAL (CONTINUED)
     10,000  Rostelecom, ADR ..................$     79,600
  1,000,000  Singapore Telecommunications Ltd.      759,142
    140,000  Swisscom AG, ADR .................   4,268,600
     20,000  TDC A/S, ADR .....................     230,200
     25,000  Telecom Corp. of New Zealand
              Ltd., ADR .......................     491,250
    185,000  Telecom Italia SpA ...............   1,275,834
     13,000  Telecom Italia SpA, ADR ..........     897,000
    122,767  Telefonica SA, ADR+ ..............   3,443,620
      6,117  Telefonica SA, BDR+ ..............      56,843
     47,000  Telefonos de Mexico SA de
              CV, Cl. L, ADR ..................   1,396,840
     46,604  Telekom Austria AG+ ..............     478,031
    304,000  Telekom Malaysia Berhad ..........     571,998
  3,355,677  Telemar Norte Leste SA ...........      36,625
    666,336  TeliaSonera AB ...................   1,909,669
      2,400  Telstra Corp. Ltd., ADR ..........      29,568
     65,000  TELUS Corp. ......................     728,684
    176,000  TELUS Corp., Non-Voting ..........   1,871,348
      8,075  Thai Telephone & Telecom,
              GDR+ (a) ........................       1,373
                                               ------------
                                                 32,267,754
                                               ------------
             WIRELESS COMMUNICATIONS -- 26.1%
     38,000  ABC Communications Holdings Ltd. .       1,130
      2,000  AirGate PCS Inc.+ ................         500
    100,000  America Movil SA de CV,
              Cl. L, ADR ......................   1,337,000
    285,000  AT&T Wireless Services Inc.+ .....   1,881,000
     80,000  Celcom Malaysia Berhad+ ..........      56,421
        501  Celular CRT Participacoes SA .....          49
     55,000  Centennial Communications Corp.+ .      99,550
     30,000  China Mobile (Hong Kong)
              Ltd., ADR .......................     297,000
     70,000  CP Pokphand Co. Ltd., ADR+ .......      71,799
     80,000  Dobson Communications Corp.,
              Cl. A+ ..........................     260,800
     10,000  Easycall International Ltd.+ .....         332
    240,000  Europolitan Vodafone AB+ .........   1,273,744
     36,000  Grupo Iusacell SA de CV, ADR+ ....      14,760
     26,000  Himachal Futuristic (a) (d) ......      26,592
     40,000  Leap Wireless International Inc.+        5,400
    180,000  Microcell Telecommunications
              Inc., Cl. B+ ....................      12,960
    450,000  mm02 plc+ ........................     318,304
     85,000  mm02 plc, ADR+ ...................     597,550
    390,000  Nextel Communications Inc.,
              Cl. A+ ..........................   5,222,100
    122,000  Nextel Partners Inc., Cl. A+ .....     614,880
      1,400  NTT DoCoMo Inc. ..................   2,609,210
     23,000  Orange SA+ .......................     184,468
     10,000  PNV Inc.+ ........................           3
     75,000  Price Communications Corp.+ ......     897,000
    260,000  Rogers Wireless Communications Inc.,
              Cl. B+ ..........................   2,782,000
     50,000  Rural Cellular Corp., Cl. A+ .....      45,000

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
     90,000  SK Telecom Co. Ltd., ADR .........$  1,225,800
    175,000  Sprint Corp. - PCS Group+ ........     763,000
      2,300  Tele Celular Sul Participacoes
              SA, ADR .........................      16,330
      7,666  Tele Centro Oeste Celular
              Participacoes
              SA, ADR .........................      36,337
        460  Tele Leste Celular
              Participacoes SA, ADR ...........       2,875
      1,150  Tele Nordeste Celular
              Participacoes SA,
              ADR .............................      16,330
        460  Tele Norte Celular
              Participacoes SA, ADR+ ..........       2,272
  1,000,000  Telecom Italia Mobile SpA ........   4,081,098
      1,150  Telemig Celular
              Participacoes SA, ADR ...........      19,895
    138,000  Telephone & Data Systems Inc. ....   5,645,580
  5,272,417  Telesp Celular Participacoes SA+ .       6,875
      9,200  Telesp Celular Participacoes
              SA, ADR+ ........................      29,808
     20,000  Total Access Communications plc+ .      10,200
      6,000  Triton PCS Holdings Inc., Cl. A+ .      13,200
     75,000  United States Cellular Corp.+ ....   1,770,750
     30,000  Vimpel-Communications, ADR+ ......   1,035,000
     50,000  Vodafone Group plc, ADR ..........     911,000
      5,000  Vodafone Telecel-Comunicacoes
              Pessoais SA .....................      46,376
    130,000  Western Wireless Corp., Cl. A+ ...     730,600
                                               ------------
                                                 34,972,878
                                               ------------
             TOTAL COMMON STOCKS .............. 135,352,313
                                               ------------
             PREFERRED STOCKS -- 1.0%
             PUBLISHING -- 0.1%
      8,000  News Corp. Ltd., Pfd., ADR .......     171,120
                                               ------------
             TELECOMMUNICATIONS: LOCAL -- 0.7%
     20,000  Citizens Communications Co.,
              5.000% Cv. Pfd. .................     960,000
                                               ------------
             TELECOMMUNICATIONS: NATIONAL -- 0.2%
      9,000  Philippine Long Distance Telephone Co.,
              $3.50 Cv. Pfd., Ser. III ........     229,500
                                               ------------
             WIRELESS COMMUNICATIONS -- 0.0%
 19,593,149  Tele Sudeste Celular
              Participacoes SA, Pfd. ..........      40,173
    197,928  Telesp Celular
              Participacoes SA, Pfd.+ .........         254
                                               ------------
                                                     40,427
                                               ------------
             TOTAL PREFERRED STOCKS ...........   1,401,047
                                               ------------
             RIGHTS -- 0.0%
             TELECOMMUNICATIONS: LOCAL -- 0.0%
        502  Brasil Telecom SA Rights+ ........           0
    315,789  TelecomAsia Corp. plc Rights+ ....           0
                                               ------------
             TOTAL RIGHTS .....................           0
                                               ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL                                      MARKET
     AMOUNT                                         VALUE
    ---------                                      ------

             CORPORATE BONDS -- 0.8%
             TELECOMMUNICATIONS: NATIONAL -- 0.8%
 $1,000,000  Telekom Malaysia Berhad,
              4.000%, 10/03/04 (a) ............$  1,006,250
  1,000,000  Winstar Communications Inc.,
              12.500%, 04/15/08+ (c) ..........         100
                                               ------------
             TOTAL CORPORATE BONDS ............   1,006,350
                                               ------------

     SHARES
     ------
             WARRANTS -- 0.0%
             SATELLITE -- 0.0%
      1,524  Orbital Sciences Corp.
              Warrants Expire 08/31/04+ .......       2,758
                                               ------------
             TELECOMMUNICATIONS: BROADBAND -- 0.0%
        607  NTL Inc., Warrants
              Expire 01/13/11+ ................         137
                                               ------------
             WIRELESS COMMUNICATIONS -- 0.0%
         78  Motient Corp. Warrants
              Expire 05/01/04+ ................          12
                                               ------------
             TOTAL WARRANTS ...................       2,907
                                               ------------
             TOTAL INVESTMENTS -- 102.7%
              (Cost $194,436,164) ............. 137,762,617

             OTHER ASSETS AND LIABILITIES
              (NET) -- (2.7)% .................  (3,661,052)
                                               ------------
             NET ASSETS -- 100.0% .............$134,101,565
                                               ============

    PRINCIPAL                               SETTLEMENT     UNREALIZED
     AMOUNT                                    DATE       DEPRECIATION
    --------                                ----------    -------------

             FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
$6,620,000(b) Deliver Hong Kong Dollars
              in exchange for
              USD 848,491 ...........08/01/03  $       (153)
                                               ============
------------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $1,117,880 or 0.8% of total net assets.
 (b)  Principal amount denoted in Hong Kong Dollars.
 (c)  Security is in default.
 (d)  Security fair valued under procedures established by the
      Board of Directors.
 +    Non-income producing security.
USD - U.S. Dollars.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
GDR - Global Depository Receipt.


                                         % OF
                                        MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE         VALUE
--------------------------              ------        ------
North America .......................... 65.2%   $ 89,774,055
Europe ................................. 22.1%     30,438,046
Asia/Pacific ...........................  4.6%      6,395,915
Latin America ..........................  4.1%      5,641,959
Japan ..................................  4.0%      5,512,642
                                        ------   ------------
                                        100.0%   $137,762,617
                                        ======   ============

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

BCE Inc.                                          Telecom Italia Mobile SpA
CenturyTel Inc.                                   Telefonica SA
Commonwealth Telephone Enterprises Inc.           Telephone & Data Systems Inc.
SBC Communications Inc.                           TELUS Corp.
Sprint Corp. - FON Group                          United States Cellular Corp.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                            John D. Gabelli
CHAIRMAN AND CHIEF                               SENIOR VICE PRESIDENT
INVESTMENT OFFICER                               GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                   Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                          FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                        DEUTSCHE BUNDESBANK

Anthony J. Colavita                              Werner J. Roeder, MD
ATTORNEY-AT-LAW                                  VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                        LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                Anthonie C. van Ekris
FORMER CHAIRMAN AND                              MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                          BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS
Bruce N. Alpert                                  Gus Coutsouros
PRESIDENT                                        VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI
            THE
            GABELLI
            GLOBAL
            TELECOMMUNICATIONS
            FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q103SR